Aston Funds

EXHIBIT TO ITEM 77Q1(e)

Copies of any new or amended Registrant investment advisory contracts


The following documents are included in Registrant's Form
Type 485BPOS, dated December 31, 2007
(Accession No. 0000950137-07-019219), and incorporated by reference herein:

1.	Revised Schedules A and B to the Investment Advisory
Agreement

2.	Investment Advisory Agreement between the Trust and
ABN AMRO Asset Management, Inc.

3.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and ABN AMRO Asset Management, Inc.

4.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and Montag &        Caldwell, Inc.

5.	Revised Schedule A to the Sub-Investment Advisory
Agreement between Aston Asset Management LLC and
Montag & Caldwell, Inc.

6.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and TASHO Investment, LLC

7.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and Veredus Asset Management LLC

8.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and River Road Asset Management, LLC

9.	Revised Schedules A and B to the Sub-Investment
Advisory Agreement between Aston Asset Management LLC and Optimum Investment Advisors, LLC

The following documents are included in Registrant's Form
Type 485BPPOS, dated January 4, 2007 (Accession No.
0000950137-08-000107), and incorporated by reference herein:

1.	Revised Schedules A and B to the Investment Advisory
Agreement

2.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and Smart Portfolios, LLC

3.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and MB Investment Partners, Inc.


The following documents are included in Registrant's Form
Type 485BPPOS, dated January 9, 2007 (Accession No.
0000950137-08-000180), and incorporated by reference herein:


1.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and MB Investment Partners, Inc.



The following documents are included in Registrant's Form
Type 485BPOS, dated February 28, 2008 (Accession No.
0000950137-08-002968), and incorporated by reference herein:

1.	Sub-Investment Advisory Agreement between Aston Asset
Management LLC and New Century Capital Management,
LLC.